Write Down of Vessels	12 Months Ended
Dec. 31, 2012
Write Down of Vessels
20.	Write Down of Vessels

The Partnership’s consolidated statement of income for the year ended December 31, 2012 includes a $29.4 million write-down on three of the Partnership’s conventional Suezmax tankers, the Tenerife Spirit, Algeciras Spirit and Huelva Spirit. The carrying values of these three vessels were written down due to the expected termination of their time-charter contracts in August and November 2013, and April 2014, respectively, along with the expected termination of their associated capital lease obligation. The estimated fair value was based on a discounted cash flow approach and such estimates of cash flow were based on the existing time-charter contracts, lease obligations and operating costs, developed in connection with the Partnership’s most recent planning and budgeting process. The Partnership believes its assumptions to be consistent with those a market participant would use for valuation purposes.